The Sentinel Funds

Class A, Class C, Class S and Class I

Supplement dated June 4, 2012

to the Prospectus dated March 29, 2012

Reduction of Class A 12b-1 Fees Paid by Certain of the Sentinel Funds – Effective June 30, 2012

The Board of Directors of Sentinel Group Funds, Inc. (the “Funds”) has adopted an amended and restated distribution plan of the Funds pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the “Amended and Restated Class A 12b-1 Plan”).  Under the Amended and Restated Class A 12b-1 Plan, the maximum annual fee paid by Class A shares of certain series of the Funds (listed below) to Sentinel Financial Services Company, the Funds’ distributor, pursuant to Rule 12b-1 will be reduced from 0.30% of average daily net assets to 0.25% of average daily net assets.  The reduced fee rate will become effective on June 30, 2012 and will apply to Class A shares of the Funds listed below that are currently subject to a 12b-1 fee.

The reduced maximum 12b-1 fee rate applies to Class A shares of the following Funds:

Sentinel Balanced Fund

Sentinel Capital Growth Fund

Sentinel Common Stock Fund

Sentinel Conservative Strategies Fund

Sentinel Growth Leaders Fund

Sentinel International Equity Fund

Sentinel Mid Cap Fund

Sentinel Mid Cap II Fund

Sentinel Sustainable Core Opportunities Fund

Sentinel Sustainable Mid Cap Opportunities Fund